Exhibit 10.5

FIRST AMENDMENT TO LEASE AGREEMENT

This FIRST AMENDMENT TO LEASE AGREEMENT (this "Amendment") is executed and entered into effective as of April 13, 2009, by and between AR INDUSTRIAL NO. 1, LTD., a Texas limited partnership ("Landlord") and ORTHOFIX, INC., a Texas corporation ("Tenant").

RECITALS:

A.
Landlord and Tenant have previously entered into that certain Lease Agreement dated effective as of February 10, 2009 (as may be amended from time to time, the "Lease"), covering approximately 144,624 rentable square feet in a building to be constructed by Landlord located in Lewisville, Texas (the "Premises").

B.
Landlord and Tenant desire to amend the Lease subject to the terms and conditions more fully described below.

AGREEMENTS:

For valuable consideration, whose receipt and sufficiency are acknowledged, Landlord and Tenant agree as follows:

1.
Definitions. All terms not otherwise defined in this Amendment shall have the same meaning as set forth in the Lease.

2.
Tender of Possession. Section 3 of the Lease is hereby amended to provide that the Estimated Delivery Date shall be February 15, 2010. In addition, the April 30, 2010 deadline with respect to rental abatement obligations is hereby extended for an additional 38 days, such that the deadline will now be June 7, 2010. In addition, the November 1, 2010 deadline with respect to Tenant's right to terminate the Lease is hereby extended for an additional 38 days, such that the deadline will now be December 9, 2010.

3.
Ratification. Where any terms or conditions contained herein conflict with any terms and conditions contained in the Lease, the terms and conditions contained herein shall control. Otherwise, the Lease is ratified and affirmed, and all terms and conditions therein, as amended and modified hereby, shall remain in full force and effect. This Amendment shall be binding upon Landlord and Tenant, and their respective successors and assigns.

4.
Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

FIRSTAMENDMENTTO LEASE AGREEMENT

Exhibit 10.5

Executed as of the date first written above.

LANDLORD:

AR INDUSTRIAL NO. 1, LTD.,
A Texas limited partnership

By:	29BCO, Inc.
a Texas corporation
General Partner

By: /s/ Joel M. Overton, Jr.
Name: Joel M. Overton, Jr.
Title: Senior Vice President

TENANT:

ORTHOFIX, INC.
a Minnesota corporation

By: /s/ Michael P. Simpson
Name: Michael P. Simpson
Title: President

FIRST AMENDMENT TO LEASE AGREEMENT

Signature Page